SUPPLEMENT TO THE
FIDELITY CAPITAL & INCOME FUND
AND FIDELITY HIGH
INCOME FUND
JUNE 24, 1999 PROSPECTUS

The following information replaces similar information found in the "Fund Management" section on page 24.

(small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East) serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.

The following information supplements similar information found in the "Fund Management" section on page 24.

(small solid bullet) Fidelity Investments Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for each fund. As of September 28, 1999, FIJ had approximately $16.3 billion in discretionary assets under management. Currently, FIJ provides investment research and advice on issuers based outside the United States for each fund.

   Effective June 2000, the following information replaces similar information found in the "Fund Management" section on page 24.

   Fred Hoff is manager of High Income, which he has managed since June 2000. He also manages the high-yield portion of other Fidelity funds. Since joining Fidelity in 1991, Mr. Hoff has worked as an analyst, portfolio assistant and portfolio manager.

The following information replaces similar information found in the "Fund Management" section on page 25.

FMR pays FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East pays FIJ for providing sub-advisory services.